UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2021

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

On November 3, 2021, LSI Industries Inc. (“LSI” or the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) which reported the votes at the Company’s Annual Meeting of Shareholders held on November 2, 2021 (“Meeting”). This Report amends the Original Filing to report 4,179,122 broker non-votes in the election of directors and other items. Broker non-votes had no effect on the results of any of the matters submitted to shareholders at the Meeting.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of LSI Industries Inc. was held on November 2, 2021 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of six directors.

Name	For	Withheld	Broker Non-Votes
Robert P. Beech	17,482,080	979,726	4,179,122
Ronald D. Brown	18,253,629	208,177	4,179,122
James A. Clark	18,251,278	210,528	4,179,122
Amy L. Hanson	17,824,016	637,790	4,179,122
Chantel E. Lenard	18,263,989	197,817	4,179,122
Wilfred T. O’Gara	17,636,291	825,515	4,179,122

(b)         Votes regarding the ratification of the Audit Committee’s appointment of Grant Thornton LLP as LSI’s Independent Registered Public Accounting Firm for fiscal 2022.

For	Against	Abstain	Broker Non-Votes
22,209,841	407,340	23,747	--

(c)         Advisory votes on the Company’s executive compensation as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
17,884,682	290,419	286,705	4,179,122

(d)         Votes regarding the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock by 10 million shares.

For	Against	Abstain	Broker Non-Votes
22,040,838	560,158	39,932	--

(e)         Votes regarding the Company’s 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
18,227,472	106,265	128,069	4,179,122

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

No.	Description
10.1	LSI Industries Inc. 2021 Employee Stock Purchase Plan (incorporated by reference from LSI’s Proxy Statement on Schedule 14A filed with the SEC on September 15, 2021)
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

By: /s/ Thomas A. Caneris
Thomas A. Caneris
Executive Vice President, Human Resources & General Counsel
February 25, 2022